UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


                Date of Event Requiring Report: October 12, 2001
                                               ------------------


                       CHEMICAL CONSORTIUM HOLDINGS, INC.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in Its Charter)


          Delaware                     000-28819                91-2159311
----------------------------    ------------------------    ------------------
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
of  Incorporation)                                          Identification No.)


                                814 Lakeway Drive
                                    Suite 262
                              Bellingham, WA 98226
                   ------------------------------------------
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code:  (360) 676-9016
                                                          ------------------


           -----------------------------------------------------------
          (Former name or former address, if changes since last report)


ITEM  1.  CHANGES  IN  CONTROL  OF  REGISTRANT.

          Not  applicable.

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS.

          Not  applicable.

ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP.

          Not  applicable.

ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFIYING  ACCOUNTANTS.

          Not  applicable.


ITEM  5.  OTHER  EVENTS.

          On October 2, 2001, a change in control of the Registrant occurred in conjunction with the closing under an Acquisition Agreement dated September 6, 2001, between the Registrant and Chemical Consortium, Inc. a Washington State corporation with its corporate headquarters located in Bellingham, Washington. Said change in control was reported on Form 8-K on October 5, 2001.

          On October 12, 2001 after the Registrant changed its name from China Gateway Holdings, Inc. to Chemical Consortium Holdings, Inc., the registrant, as a United States based company applied for and acquired a new tax ID number 91-2159311; applied for and received a new CUSIP number 16372X; and applied for and received from the NASD a new trading symbol CCSH to replace CNGH.

          A copy of the Acquisition Agreement has been filed previously as an exhibit to the Form 8-K dated September 6, 2001 and is incorporated in its entirety herein. The foregoing description is modified by such reference.


ITEM  6.  RESIGNATIONS  OF  REGISTRANT'S  DIRECTORS.

          Not  Applicable.


ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

          a. Financial Statements of business Acquired will be filed by amendment within the required time allotted by law.

          b. Pro Forma Financial Information will be included in the Amendment within the required time allotted by law.


ITEM  8.  CHANGE  IN  FISCAL  YEAR.

          Not  applicable.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October  17, 2001                    Chemical Consortium Holdings, Inc.
       -------------------                   ----------------------------------
                                             (Registrant)

                                             /s/  J.  Greig
                                             ----------------------------------
                                             J.  Greig,  President